UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

Cyren Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-26495	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim 5th Floor Herzliya Israel	4672561
(Address of principal executive offices)	(Zip Code)

011-972-9-863-6888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2019, Cyren Ltd. (the “Company”) announced that Lior Samuelson, Chairman of the Board of Directors (“Chairman”) and CEO, intends to step down as CEO after transitioning his responsibilities to a successor to be identified in the future by the Board of Directors. Until further notice, Mr. Samuelson will continue in his roles as Chairman and CEO, and will be involved in the selection and on-boarding of his successor. The Board of Directors has engaged a leading executive search firm to assist with this search. Upon transitioning his responsibilities to the new CEO, Mr. Samuelson will continue to serve as Chairman.

Item 7.01 Regulation FD Disclosure.

On February 20, 2019, Cyren Ltd. issued a press release announcing the foregoing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cyren Ltd. dated February 20, 2019

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. For example, statements in the future tense, and statements including words such as “will”, "expect," "plan," "estimate," "anticipate," or "believe" are forward-looking statements. These statements are based on information available at the time of this Current Report on Form 8-K and the Company assumes no obligation to update any of them. The statements in this Current Report on Form 8-K are not guarantees of future performance and actual results could differ materially from current expectations as a result of numerous factors, including the ability of the Company to locate a successor CEO, business conditions and growth or deterioration in the internet security market, technological developments, products offered by competitors, availability of qualified staff, and technological difficulties and resource constraints encountered in developing new products, as well as those risks described in the Company's Annual Reports on Form 20-F and Form 10-K (when it becomes available) and reports on Form 6-K and Form 8-K, which are available through www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2019

CYREN LTD.

By:	/s/ J. Michael Myshrall
J. Michael Myshrall
Chief Financial Officer

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